UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 25, 2008

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue

Suite 400

Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 417-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective July 25, 2008, Christopher L. Ayers resigned as the Executive Vice President and President—Forged Products Group of Precision Castparts Corp. (the “Company”).

(e) On July 29, 2008, the Company entered into an agreement with Mr. Ayers relating to his separation from the Company. The Company has agreed to continue Mr. Ayers’ employment through December 31, 2008 and pay him his current salary and provide specified benefits during that period so long as his employment continues. Mr. Ayers has agreed that he will not provide services to specified businesses for the period stated in the agreement. The agreement is filed as Exhibit 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Separation Agreement with Chris Ayers, dated July 29, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date: July 30, 2008	By:	/s/ William D. Larsson
	Name:	William D. Larsson
	Title:	Senior Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Separation Agreement with Chris Ayers, dated July 29, 2008.

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